SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                        Date of Report: November 17, 2008
                                        -----------------

                       Citizens South Banking Corporation
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                     0-23971                  54-2069979
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(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


519 South New Hope Road, Gastonia, North Carolina               28054-4040
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: 704-868-5200
                                                    ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))






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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(e) Amended and Restated Employment Agreements. On November 17, 2008, Citizens South Banking Corporation (the "Company") and Citizens South Bank (the "Bank"), a wholly-owned subsidiary of the Company, entered into an amended and restated employment agreement with Kim S. Price, President and Chief Executive Officer of the Company and the Bank, and the Bank entered into amended and restated employment agreements with James Louis Brewer, Senior Vice President of the
Bank, and Ira McDonald Flowe, Jr., Senior Vice President of the Bank (collectively, the "Amended and Restated Employment Agreements"). The Amended and Restated Employment Agreements supersede and replace the prior employment agreements entered into with Messrs. Price, Brewer and Flowe.

     The Amended and Restated Employment Agreements were primarily amended and restated in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), including the final regulations issued by the Internal Revenue Service. Section 409A of the Code governs the deferral of compensation where a director, officer or employee has a legally binding right to compensation that is payable in a future year. Section 409A imposes new requirements with respect to deferral elections, payment events and payment elections.

     As part of the revisions to comply with Section 409A of the Code, the Bank provided that certain cash severance payments will be delayed by six months if Mr. Price is deemed to be a specified employee under the final regulations under
Section 409A of the Code. A specified employee is generally any employee whose annual compensation exceeds a specified dollar amount ($150,000 for 2008), which amount adjusts annually. Furthermore, various defined terms, including the definitions of disability and change in control, were revised to be consistent with Section 409A of the Code.

     As amended, Mr. Price's employment agreement provides that cash severance and other benefits will be payable upon the occurrence of a change in control. Previously, the employment agreement required a termination of employment following a change in control for cash severance and benefits to be payable.

     Similar changes were made in the Amended and Restated Employment Agreements between Messrs. Brewer and Flowe and the Bank. In addition, the amount of the disability pay was increased to provide that the executive will be entitled to his current base salary, less any amounts payable under a disability insurance plan, for the remaining term of the employment agreement.

     The foregoing description of the Amended and Restated Employment Agreements are qualified in its entirety by reference to the Amended and Restated Employment Agreements that are attached hereto as Exhibits 10.1, 10.2 and 10.3 of this Current Report, and is incorporated by reference into this Item 5.02.

     Amended and Restated Severance Agreements. On November 17, 2008, the Bank entered into amended and restated severance agreements with Daniel M. Boyd, IV, Gary F. Hoskins, J. Stephen Huffstetler, Michael R. Maguire and Paul L. Teem, Jr. (collectively, the "Amended and Restated Severance Agreements"). The Amended and Restated Severance Agreements supersede and replace the prior severance agreements entered into with Messrs. Boyd, Hoskins, Huffstetler, Maguire and Teem. The Amended and Restated Severance Agreements were primarily amended in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), including the final regulations issued by the Internal Revenue Service.

     As part of the revisions to comply with Section 409A of the Code, the Bank provided that certain cash severance payments will be delayed by six months if the executive is deemed to be a specified employee under the final regulations under Section 409A of the Code. A specified employee is generally any employee whose annual compensation exceeds a specified dollar amount ($150,000 for 2008), which amount adjusts annually.

     Each Amended and Restated Severance Agreement provides that cash severance and benefits will be payable upon a voluntary or involuntary termination of employment following a change in control. Previously, a termination was required to occur within twelve months of a change in control and an executive could voluntarily terminate only under certain adverse conditions to receive cash severance and benefits.

     The foregoing description of the amendment is qualified in its entirety by reference to the form of the amended and restated agreement which is attached hereto as Exhibit 10.4 of this Current Report, and is incorporated by reference into this Item 5.02.

     Form of Amendment to the Salary Continuation Agreements. On November 17, 2008, the Bank entered into an amendment to the salary continuation agreements entered into with Daniel M. Boyd, IV, Mark A. Carswell, II, Gary F. Hoskins, J. Stephen Huffstetler, Michael R. Maguire, Kim S. Price and Paul L. Teem, Jr., (collectively, the "Salary Continuation Agreements"). The Salary Continuation Agreements were primarily amended in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), including the final regulations issued by the Internal Revenue Service.

     As part of the revisions to comply with Section 409A of the Code, the Bank provided that certain cash severance payments will be delayed by six months if the executive is deemed to be a specified employee under the final regulations under Section 409A of the Code. A specified employee is generally any employee whose annual compensation exceeds a specified dollar amount ($150,000 for 2008),which amount adjusts annually. Various defined terms, including the definitions of disability, good reason and change in control, were revised to be consistent with Section 409A of the Code.

     The Bank also deleted a provision that would have otherwise allowed a benefit to be paid at an earlier time, in order to comply with Section 409A of the Code.

     The foregoing description of the amendment is qualified in its entirety by reference to the form of the amendment attached hereto as Exhibit 10.5 of this Current Report, and is incorporated by reference into this Item 5.02.

     Form of Amendment to the Director Agreements. On November 17, 2008, the Bank entered into an amendment to the director agreements entered into with James J. Fuller, David W. Hoyle, Sr., Charles D. Massey, Eugene R. Matthews, II, and Ben R. Rudisill, II (collectively, the "Director Agreements"). The Director Agreements were primarily amended in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), including the final regulations issued by the Internal Revenue Service.

     As part of the revisions to comply with Section 409A of the Code, the Bank revised various defined terms, including the definitions of disability and change in control, to be consistent with Section 409A of the Code.

     The foregoing description of the amendment is qualified in its entirety by reference to the form of the amendment attached hereto as Exhibit 10.6 of this Current Report, and is incorporated by reference into this Item 5.02.

     Form of Amendment to the Director Compensation Agreements. On November 17, 2008, the Bank entered into an amendment to the amended deferred compensation and income continuation agreements entered into with James J. Fuller, David W. Hoyle, Sr., Charles D. Massey and Ben R. Rudisill, II (collectively, the "Director Compensation Agreements"). The Director Compensation Agreements were primarily amended in order to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), including the final regulations issued by the Internal Revenue Service.

     As part of the revisions to comply with Section 409A of the Code, the Bank revised various defined terms, including the definitions of diability and change in control, to be consistent with Section 409A of the Code.

     The foregoing description of the amendment is qualified in its entirety by reference to the form of the amendment attached hereto as Exhibit 10.7 of this Current Report, and is incorporated by reference into this Item 5.02.

Item 9.01. Financial Statements and Exhibits.

       (a) Financial Statements of Businesses Acquired: None

       (b) Pro Forma Financial Information: None

       (c) Shell Company Transactions. None

       (d) Exhibits:

           Exhibit Number          Description
           --------------          -----------

           Exhibit 10.1 Amended and Restated Employment Agreement between Citizens South Bank and Kim S. Price, dated November 17, 2008.

           Exhibit 10.2 Amended and Restated Employment Agreement between Citizens South Bank and James Louis Brewer, dated November 17, 2008.

           Exhibit 10.3 Amended and Restated Employment Agreement between Citizens South Bank and Ira McDonald Flowe, Jr., dated November 17, 2008.

           Exhibit 10.4 Form of Amended and Restated Severance Agreements between Citizens South Bank and certain officers, dated November 17, 2008.

           Exhibit 10.5 Form of Amendment to the Salary Continuation Agreement between Citizens South Bank and certain officers, dated November 17, 2008.

           Exhibit 10.6 Form of Amendment to the Director Retirement Agreement between Citizens South Bank and certain directors, dated November 17, 2008.

           Exhibit 10.7 Form of Amendment to the Director Compensation Agreement between Citizens South Bank and certain directors, dated November 17, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    CITIZENS SOUTH BANKING CORPORATION



DATE:  November 17, 2008            By: /s/ Kim S. Price
                                        ----------------------------------------
                                        Kim S. Price
                                        President and Chief Executive Officer


                                    By: /s/ Gary F. Hoskins
                                        ----------------------------------------
                                        Gary F. Hoskins
                                        Chief Financial Officer